Income Taxes - Schedule Of Deferred Tax Assets (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Deferred Tax Assets, Net [Abstract]
Accrued expense	$ 64	$ 46
Sec. 263(a)	17	17
Stock-based compensation	477	131
ASC 842—Right of use lease liability	29	51
Fixed assets	194	168
Net operating losses	24,291	21,965
Tax credits	893	893
Other	6	19
Less: valuation allowance	(25,971)	(23,290)
Total deferred tax assets	$ 0	$ 0